ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                      STRUCTURAL AND COLLATERAL TERM SHEET

                           $712,468,000 (APPROXIMATE)          DECEMBER 16, 1998
                      GS MORTGAGE SECURITIES CORPORATION II
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 1999-C1

APPROXIMATE SECURITIES STRUCTURE:

                                          EXPECTED      EXPECTED
                           APPROXIMATE     CREDIT       WEIGHTED     EXPECTED
         EXPECTED RATING  FACE/NOTIONAL    SUPPORT    AVERAGE LIFE   PAYMENT
   CLASS   S&P/MOODY'S)    AMOUNT (MM)   (% OF UPB)   (YEARS) (a)    WINDOW(a)
================================================================================
PUBLICLY OFFERED CLASSES
  A1     AAA /Aaa            $165.7        30.00%        5.014       02/99-06/07
  A2     AAA /Aaa (b)         457.8        30.00         9.467       06/07-10/08
  B      AA/Aa2  (b)           44.5        25.00         9.744       10/08-10/08
  C      A /A2 (b)             44.5        20.00         9.744       10/08-10/08

PRIVATELY OFFERED CLASSES (c)
--------------------------------------------------------------------------------
  X      AAA/Aaa (b)         $890.6(d)                   9.205       02/99-06/28
  D      BBB/Baa2 (b)          57.9        13.50%        9.825       10/08-11/08
  E      BBB-/Baa3 (b)         13.4        12.00         9.828       11/08-11/08
  F      BB/Ba2 (b)            40.1         7.50        10.198       11/08-06/10
  G      B/B2 (b)              31.2         4.00        12.574       06/10-04/13
  H      B-/B3 (b)              6.7         3.25        14.385       04/13-09/13
  J      UR (b)                28.9         N/A         19.643       09/13-06/28
           TOTAL SECURITIES: $890.6
--------------------------------------------------------------------------------
(a) Calculated at 0% CPR, no balloon extension and Hyper-Amortization Loans pay in full on Anticipated Repayment Dates.
(b) Subject to a cap equal to the weighted average Net Mortgage Rate, determined without regard to any modification of the mortgage loans, in effect from time to time on the mortgage loans.
(c) Not offered hereby.
(d) Notional amount on interest only class.

KEY FEATURES:
-------------
Lead Manager:                      Goldman, Sachs & Co.
Co-Manager:                        Norwest
Mortgage Loan Sellers:             Goldman Sachs Mortgage Company:
                                         Archon Financial ($168MM)
                                         Central Park Capital ($56MM)
                                         Amresco Capital, L.P. ($363MM) (a)
                                   Daiwa ($304MM)
Master Servicer:                   TBD
Special Servicer:                  Lennar Corporation
Trustee:                           LaSalle National Bank
Launch:                            Early January
Pricing:                           Early January
Closing:                           Mid January
Cut-Off Date:                      January 10, 1999
Distribution Date:                 18th of each month, or following business day
                                   (commencing February 1999)
ERISA Eligible:                    Classes A1 and A2 are expected to be ERISA
                                   eligible subject to certain conditions for
                                   eligibility
SMMEA Eligible:                    No Classes
Structure:                         Sequential pay
Day Count:                         30/360
Tax Treatment:                     REMIC
Rated Final Distribution Date:     November 18, 2030
Clean up Call:                     1.0%
Minimum Denominations:             Publicly Offered Classes: $10,000 & $1
Delivery:                          DTC for publicly traded certificates
(a) Amresco will act as direct seller instead of GSMC for 5 loans with a balance of $20.6 million.

================================================================================
COLLATERAL FACTS:
-----------------
INITIAL POOL BALANCE:                                    $890,585,907
NUMBER OF MORTGAGE LOANS:                                304
NUMBER OF MORTGAGED PROPERTIES:                          317
AVERAGE CUT-OFF DATE BALANCE:                            $2,929,559
WEIGHTED AVERAGE CURRENT MORTGAGE RATE:                  7.20%
WEIGHTED AVERAGE U/W DSCR:                               1.44x
WEIGHTED AVERAGE CUT-OFF DATE LTV RATIO:                 71.5%
WEIGHTED AVERAGE REMAINING TERM TO MATURITY (MONTHS):    124.3
WEIGHTED AVERAGE REMAINING AMORTIZATION TERM (MONTHS):   319.2
WEIGHTED AVERAGE SEASONING (MONTHS):                     5
BALLOON LOANS AS % OF TOTAL:                             92.9%
TEN LARGEST LOANS AS % OF TOTAL:                         16.0%
================================================================================

TEN LARGEST LOANS:
------------------
                                                  %
LOAN                           BALANCE ($MM)    BY UPB   DSCR      PROPERTY TYPE
================================================================================
The Torpedo Factory            $ 20,007,359     2.25%    1.26x     Office
Whitehall Hotel                  18,879,907     2.12     1.36      Lodging
Granada Apartments               18,745,566     2.10     1.30      Multifamily
Roswell Town Center              17,274,576     1.94     1.27      Retail
Salter Nursing Portfolio         11,886,833     1.33     1.45      Nursing Home
Goodings International Plaza     11,883,227     1.33     1.27      Retail
The Atrium Hotel                 11,474,944     1.29     1.67      Lodging
Bruckner Nursing Home            11,379,636     1.28     1.80      Nursing Home
The Phillips Building            10,805,080     1.21     1.35      Office
Holiday Inn Select               10,359,122     1.16     1.45      Lodging
                               ------------    -----     ----
  TOTAL/WEIGHTED AVERAGE       $142,696,249    16.02%    1.39X
================================================================================

SELECTED LOAN DATA:
-------------------
                                                        CUT-OFF DATE BALANCE
                                 NUMBER OF              (AS OF JAN 10, 1999)
                                 MORTGAGED    ----------------------------------
GEOGRAPHIC DISTRIBUTION          PROPERTIES    (MM)    % BY UPB   WTD. AVG. DSCR
================================================================================
TEXAS                                56       $115.8    13.01%      1.47x
CALIFORNIA                           32         93.3    10.47       1.44
FLORIDA                              21         70.1     7.87       1.37
NEW YORK                             23         65.0     7.29       1.58
ARIZONA                              13         57.3     6.44       1.42
OTHER                               172        489.1    54.92       1.44
                                    ---       ------   ------       ----
   TOTAL/WTD. AVG.                  317       $890.6   100.00%      1.44X
================================================================================

PROPERTY TYPE                    PROPERTIES    (MM)    % BY UPB   WTD. AVG. DSCR
================================================================================
MULTIFAMILY                         144       $289.2     32.47%        1.43x
RETAIL                               67        213.7     24.00         1.42
OFFICE                               38        149.0     16.73         1.37
LODGING                              31        128.8     14.46         1.58
INDUSTRIAL                           28         75.0      8.42         1.39
HEALTHCARE                            7         29.7      3.33         1.72
SELF-STORAGE                          2          5.3      0.60         1.49
                                    ---       ------    ------         ----
    TOTAL/WTD. AVG.                 317       $890.6    100.00%        1.44X
================================================================================

PREPAYMENT RESTRICTIONS                        (MM)    % BY UPB   WTD. AVG. DSCR
================================================================================
LOCKOUT/DEFEASANCE                            $501.2     56.28%        1.47
LOCKOUT/GREATER OF YM OR 1% (A)                385.2     43.26         1.41
LOCKOUT/DECLINING FEE                            3.2      0.36         1.32
LOCKOUT/OPEN                                     0.9      0.11         1.69
                                              ------    ------         ----
   TOTAL/WTD. AVG.                            $890.6    100.00%        1.44X
================================================================================
(a) Includes 1 loan with the provision "Defeasance or Greater of YM or 1%" and 3 loans with the provision "Greater of YM or Declining Fee."


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the sole lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

================================================================================
                               STRUCTURAL OVERVIEW
================================================================================

o    For purposes of calculating principal distributions of the Certificates:

     -- Available principal will be allocated sequentially to A1, A2, B, C, D, E, F, G, H, J certificates.

     -- In case the principal balance of J, H, G, F, E, D, C, B, in that order, have been reduced to zero due to the allocation of principal losses, then A1 and A2 will be allocated principal pro rata.

o Class X will be entitled to receive payments of interest only and will not receive any payments of principal. Class X will be entitled to payments of interest pro rata (based on interest entitlements) with the Class A1 and A2 Certificates each month.

o Each class will be subordinate to the Class A1, A2, and X and to each class with an earlier alphabetic designation than such class. Each of the Class A1, A2, and X Certificates will be of equal priority.

o    All classes will pay interest on a 30/360 basis.

o Principal Losses will be allocated in reverse alphabetical order to Class J, H, G, F, E, D, C, B, and then pro rata to Class A1 and A2.

o The Master Servicer will cover net prepayment interest shortfalls, for any month up to the portion of the Master Servicing Fee equal to 4 basis points per annum on the principal balance of the loans. Net prepayment interest shortfalls (after application of prepayment interest excesses and other Servicer coverage from the Master Servicing Fee) will be allocated pro-rata (based on interest entitlements) to all regular Certificates.

o Shortfalls resulting from Master Servicer and Special Servicer modifications, Special Servicer compensation or other extraordinary trust fund expenses will be allocated in reverse alphabetical order to classes of outstanding regular Certificates other than to the Class X.

================================================================================
                      ALLOCATION OF PREPAYMENT PREMIUMS (A)
================================================================================

ALLOCATION OF PREPAYMENT PREMIUMS FOR EACH LOAN GROUP
-----------------------------------------------------

Prepayment premiums and yield maintenance amounts with respect to a Loan Group will be allocated between the related Certificates then entitled to principal distributions and the Class X Certificates as follows:

     o A percentage of all prepayment premiums (either fixed prepayment premiums or yield maintenance amounts) with respect to a Loan Group will be allocated to each class of the Certificates then entitled to principal distributions, which percentage will be equal to the product of (a) the percentage of the total principal distribution that such Class receives, and (b) a percentage (which can be no greater than 100%), the numerator of which is the excess of the Pass-Through Rate of the Class of the Certificates currently receiving principal over the relevant Discount Rate, and the denominator of which is the excess of the Mortgage Rate of the related Mortgage Loan over the Discount Rate.

               -----------------------------------------------------------------
                Prepayment             (Pass-Through Rate - Discount Rate )
                Premium Allocation  =  -----------------------------------------
                Percentage             (Mortgage Rate - Discount Rate)
               -----------------------------------------------------------------

     o The remaining percentage of such prepayment premiums and yield maintenance amounts will be allocated to the Class X Certificates.

     o In general, this formula provides for an increase in the allocation of prepayment premiums and yield maintenance premiums to the Certificates then entitled to principal distributions relative to the Class X Certificates as Discount Rates decrease and a decrease in the allocation to such Classes as Discount Rates rise.

     Allocation of Prepayment Premiums Example
     -----------------------------------------

     Discount Rate Fraction Methodology:
     Mortgage Rate                           =  8%
     Bond Class Rate                         =  6%
     Treasury Rate                           =  5%

                           |
     BOND CLASS ALLOCATION | CLASS X ALLOCATION
     ----------------------|-------------------------------------------
     6% - 5%   = 33 1/3%   | Receives excess premiums = 66 2/3% thereof
     -------               |
     8% - 5%               |

(a) For further information regarding the allocation of prepayment premiums, refer to the Prospectus Supplement.

================================================================================
                              PREPAYMENT PROVISIONS
================================================================================

--------------------------------------------------------------------------------
PREPAYMENT LOCK-OUT/ PREPAYMENT PREMIUM ANALYSIS / DEFEASANCE

PERCENTAGE OF MORTGAGE POOL BY PREPAYMENT RESTRICTION ASSUMING NO PREPAYMENT OF PRINCIPAL (A)(B)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

PREPAYMENT          JANUARY   JANUARY   JANUARY   JANUARY   JANUARY   JANUARY   JANUARY   JANUARY   JANUARY   JANUARY   JANUARY
RESTRICTIONS         1999      2000      2001      2002      2003      2004      2005      2006      2007      2008      2009
Locked Out          100.00%   100.00%    82.90%    38.73%     5.71%     3.56%     2.64%     2.09%     2.04%     1.81%     7.89%
Defeasance            0.00      0.00     15.98     55.26     55.29     56.07     54.28     54.49     54.49     44.09     31.97
Yield Maintenance     0.00      0.00      1.12      5.55     37.88     39.91     40.81     42.93     42.98     30.55     49.35
SUBTOTAL            100.00%   100.00%   100.00%    99.54%    98.88%    99.54%    97.73%    99.51%    99.51%    76.45%    89.21%

% Premiums
5.00 - 5.99%          0.00      0.00      0.00      0.36      0.35      0.36      0.00      0.00      0.00      0.00      0.00
4.00 - 4.99%          0.00      0.00      0.00      0.00      0.00      0.00      0.36      0.00      0.00      0.00      0.00
3.00 - 3.99%          0.00      0.00      0.00      0.00      0.00      0.00      0.00      0.37      0.00      0.00      0.00
2.00 - 2.99%          0.00      0.00      0.00      0.00      0.00      0.00      0.00      0.00      0.37      0.00      0.00
1.00 - 1.99%          0.00      0.00      0.00      0.00      0.00      0.00      0.00      0.00      0.00      0.00     10.80

Open                  0.00%     0.00%     0.00%     0.11%     0.77%     0.11%     1.91%     0.11%     0.11%    23.54%     0.00%
TOTAL               100.00%   100.00%   100.00%   100.00%   100.00%   100.00%   100.00%   100.00%   100.00%   100.00%   100.00%
UPB ($MM)           890.59    879.21    867.15    854.01    839.87    819.22    803.12    750.14    732.18    694.74     78.12
% of UPB            100.00%    98.72%    97.37%    95.89%    94.30%    91.99%    90.18%    84.23%    82.21%    78.01%     8.77%


PREPAYMENT          JANUARY   JANUARY   JANUARY   JANUARY   JANUARY   JANUARY   JANUARY   JANUARY   JANUARY   JANUARY   JANUARY
RESTRICTIONS         2010      2011      2012      2013      2014      2015      2016      2017      2018      2019      2020
Locked Out            7.95%    10.92%    11.20%    11.55%     9.64%    10.22%    11.01%    12.06%    13.50%    12.66%    13.31%
Defeasance           31.39     33.81     32.84     12.61     14.92     14.27     13.40     12.11      9.17      8.97      8.29
Yield Maintenance    40.78     39.56     32.55     27.92     35.42     33.36     30.56     26.90     19.63      5.64      5.34
SUBTOTAL             80.12%    84.29%    76.59%    52.08%    59.98%    57.85%    54.97%    51.07%    42.30%    27.27%    26.94%

% Premiums
5.00 - 5.99%          0.00      0.00      0.00      0.00      0.00      0.00      0.00      0.00      0.00      0.00      0.00
4.00 - 4.99%          0.00      0.00      0.00      0.00      0.00      0.00      0.00      0.00      0.00      0.00      0.00
3.00 - 3.99%          0.00      0.00      0.00      0.00      0.00      0.00      0.00      0.00      0.00      0.00      0.00
2.00 - 2.99%          0.00      0.00      0.00      0.00      0.00      0.00      0.00      0.00      0.00      0.00      0.00
1.00 - 1.99%         11.13     15.71     23.41     24.97     40.02     42.15     45.03     48.93     54.24     72.72     73.06

Open                  8.75%     0.00%     0.00%    22.96%     0.00%     0.00%     0.00%     0.00%     3.46%     0.00%     0.00%
TOTAL               100.00%   100.00%   100.00%   100.00%   100.00%   100.00%   100.00%   100.00%   100.00%   100.00%   100.00%
UPB ($MM)            73.85     50.86     46.52     41.86     24.95     22.49     19.85     17.08     14.26      9.72      8.69
% of UPB              8.29%     5.71%     5.22%     4.70%     2.80%     2.53%     2.23%     1.92%     1.60%     1.09%     0.98%


PREPAYMENT          JANUARY   JANUARY   JANUARY   JANUARY   JANUARY   JANUARY   JANUARY   JANUARY
RESTRICTIONS         2021      2022      2023      2024      2025      2026      2027      2028
Locked Out           14.19%    15.46%    17.48%     0.00%     0.00%     0.00%     0.00%     0.00%
Defeasance            7.34      5.95      0.00      0.00      0.00      0.00      0.00      0.00
Yield Maintenance     4.91      4.27      0.00     20.87     22.07     24.13     28.61      0.00
SUBTOTAL             26.44%    25.68%    17.48%    20.87%    22.07%    24.13%    28.61%     0.00%

% Premiums
5.00 - 5.99%          0.00      0.00      0.00      0.00      0.00      0.00      0.00      0.00
4.00 - 4.99%          0.00      0.00      0.00      0.00      0.00      0.00      0.00      0.00
3.00 - 3.99%          0.00      0.00      0.00      0.00      0.00      0.00      0.00      0.00
2.00 - 2.99%          0.00      0.00      0.00      0.00      0.00      0.00      0.00      0.00
1.00 - 1.99%         73.56     74.32     69.61     79.13     77.93     75.87     71.39      0.00

Open                  0.00%     0.00%    12.91%     0.00%     0.00%     0.00%     0.00%   100.00%
TOTAL               100.00%   100.00%   100.00%   100.00%   100.00%   100.00%   100.00%   100.00%
UPB ($MM)             7.58      6.39      5.10      3.78      3.07      2.30      1.48      0.60
% of UPB              0.85%     0.72%     0.57%     0.42%     0.34%     0.26%     0.17%     0.07%
------------------------------------------------------------------------------------------------------------------------------------

(a) Table calculated using modeling assumptions.
(b) Differences in totals may exist due to rounding.

================================================================================
                          AVERAGE LIFE TABLE (IN YEARS)

 (PREPAYMENTS LOCKED OUT THROUGH LOCK OUT PERIOD, DEFEASANCE, YIELD MAINTENANCE
              AND PENALTY PERIOD, THEN RUN AT THE INDICATED CPRS)
================================================================================

--------------------------------------------------------------------------------
                          PREPAYMENT ASSUMPTIONS (CPR)
      0% CPR          25% CPR          50% CPR         75% CPR          100% PP*
--------------------------------------------------------------------------------
X      9.20             9.18             9.14            9.10             8.87
A1     5.01             4.99             4.97            4.95             4.88
A2     9.47             9.43             9.38            9.30             9.02
B      9.74             9.74             9.74            9.74             9.38
C      9.74             9.74             9.74            9.74             9.49
D      9.83             9.81             9.80            9.77             9.54
E      9.83             9.83             9.83            9.83             9.58
F     10.20            10.19            10.17           10.15             9.98
G     12.57            12.55            12.52           12.48            12.28
H     14.39            14.36            14.33           14.29            13.98
J     19.64            19.64            19.63           19.62            19.53
--------------------------------------------------------------------------------
*"PP" means 100% of each loan prepays when it becomes freely prepayable.

================================================================================
                      DISTRIBUTION OF CUT-OFF DATE BALANCE
================================================================================

                                                                                                            WEIGHTED       WEIGHTED
                                                                                    WEIGHTED    WEIGHTED     AVERAGE       AVERAGE
                         NUMBER OF     CURRENT      PERCENTAGE OF   AVERAGE CUT-     AVERAGE     AVERAGE    REMAINING       CUT-OFF
RANGE OF CURRENT         MORTGAGE      CUT-OFF      CUT-OFF DATE      OFF DATE    UNDERWRITTEN  MORTGAGE     TERM TO       DATE LTV
PRINCIPAL BALANCES         LOANS     DATE BALANCE      BALANCE        BALANCE         DSCR        RATE    MATURITY (MOS)    RATIO
====================================================================================================================================
$   500,000 - 999,999       82      $ 60,172,426          6.76%     $   733,810       1.48x       7.76%       128.3         68.57%
  1,000,000 - 1,999,999     76       111,643,664         12.54        1,468,996       1.46        7.31        142.2         71.08
  2,000,000 - 2,999,999     51       128,032,363         14.38        2,510,438       1.52        7.12        122.4         70.45
  3,000,000 - 3,999,999     29       102,601,264         11.52        3,537,975       1.43        7.21        120.4         70.61
  4,000,000 - 4,999,999     19        86,392,906          9.70        4,546,995       1.38        7.08        126.0         71.08
  5,000,000 - 5,999,999     15        83,039,184          9.32        5,535,946       1.49        7.04        107.8         72.67
  6,000,000 - 6,999,999      5        32,794,403          3.68        6,558,881       1.42        6.96        116.0         74.24
  7,000,000 - 7,999,999      7        54,225,944          6.09        7,746,563       1.42        7.04        118.9         74.63
  8,000,000 - 8,999,999      6        50,791,123          5.70        8,465,187       1.45        6.86        116.5         74.51
  9,000,000 - 9,999,999      4        38,196,381          4.29        9,549,095       1.40        6.73        168.1         74.49
 10,000,000 - 11,999,999     6        67,788,843          7.61       11,298,140       1.50        7.55        124.7         68.18
 17,000,000 - 19,999,999     3        54,900,048          6.16       18,300,016       1.31        7.51        109.8         71.33
 20,000,000 - 24,999,999     1        20,007,359          2.25       20,007,359       1.26        7.22        110.0         74.38
                                    ------------        ------      -----------       ----        ----        -----       -------
 TOTAL/WTD. AVG            304      $890,585,907        100.00%     $ 2,929,559       1.44x      7.20%       124.3         71.46%

====================================================================================================================================

================================================================================
                 GEOGRAPHIC DISTRIBUTION BY CUT-OFF DATE BALANCE
================================================================================

                                                                                                            WEIGHTED       WEIGHTED
                                                                                    WEIGHTED    WEIGHTED     AVERAGE       AVERAGE
                         NUMBER OF     CURRENT      PERCENTAGE OF   AVERAGE CUT-     AVERAGE     AVERAGE    REMAINING       CUT-OFF
                         MORTGAGE      CUT-OFF      CUT-OFF DATE      OFF DATE    UNDERWRITTEN  MORTGAGE     TERM TO       DATE LTV
STATE                   PROPERTIES   DATE BALANCE      BALANCE        BALANCE         DSCR        RATE    MATURITY (MOS)    RATIO
====================================================================================================================================
Texas                       56      $115,832,720         13.01%     $2,068,441        1.47x       7.16%       116.6         73.03%
California                  32        93,268,451         10.47       2,914,639        1.44        7.24        124.5         68.30
Florida                     21        70,095,478          7.87       3,337,880        1.37        7.27        126.2         71.75
New York                    23        64,964,839          7.29       2,824,558        1.58        7.50        124.9         69.13
Arizona                     13        57,330,008          6.44       4,410,001        1.42        7.00        114.1         74.62
Georgia                     12        46,625,164          5.24       3,885,430        1.44        7.46        128.5         73.52
Washington                  10        44,268,684          4.97       4,426,868        1.39        7.03        117.6         70.68
Massachusetts               14        36,701,118          4.12       2,621,508        1.46        7.27        115.9         68.30
Illinois                     6        34,015,000          3.82       5,669,167        1.39        7.38        124.2         68.09
Maryland                    10        33,607,473          3.77       3,360,747        1.45        7.11        117.8         70.99
Pennsylvania                14        31,893,366          3.58       2,278,098        1.33        7.24        120.1         75.99
Tennessee                    6        30,991,018          3.48       5,165,170        1.54        6.76        117.0         75.41
New Jersey                  14        30,435,474          3.42       2,173,962        1.40        7.05        207.8         72.15
Virginia                     4        24,458,888          2.75       6,114,722        1.27        7.18        111.1         74.03
Nevada                       9        21,853,511          2.45       2,428,168        1.38        7.11        134.8         71.37
Colorado                     7        19,128,161          2.15       2,732,594        1.41        6.96        116.3         70.96
Wisconsin                    4        18,014,985          2.02       4,503,746        1.39        7.12        108.8         73.79
Oklahoma                     5        15,096,519          1.70       3,019,304        1.30        7.15        120.2         76.59
Kentucky                     7        13,729,821          1.54       1,961,403        1.36        7.45        115.1         73.48
Ohio                         7        13,071,839          1.47       1,867,406        1.37        7.14        107.9         72.83
North Carolina               4        10,921,114          1.23       2,730,279        1.50        7.42        116.8         70.27
Mississippi                  4         8,926,327          1.00       2,231,582        2.28        7.47        191.8         59.35
Missouri                     6         6,662,940          0.75       1,110,490        1.38        7.29        147.4         74.24
Oregon                       4         6,634,457          0.74       1,658,614        1.58        7.24        137.4         53.98
Idaho                        2         6,428,307          0.72       3,214,154        1.30        6.47        117.0         71.79
Connecticut                  3         6,291,702          0.71       2,097,234        1.44        7.52        116.0         68.12
Michigan                     3         4,993,127          0.56       1,664,376        1.55        7.05        116.8         67.20
Utah                         3         4,051,863          0.45       1,350,621        1.33        7.74        114.5         71.90
Maine                        1         3,477,937          0.39       3,477,937        1.35        6.94        115.0         72.46
Indiana                      4         2,795,597          0.31         698,899        1.36        7.12        116.6         76.61
South Carolina               1         2,694,387          0.30       2,694,387        1.78        7.50        118.0         56.13
Louisiana                    2         2,345,985          0.26       1,172,992        1.72        7.19        167.0         73.14
New Mexico                   1         2,193,040          0.25       2,193,040        2.72        7.27        117.0         73.10
West Virginia                1         1,637,348          0.18       1,637,348        1.39        7.88        112.0         71.19
Rhode Island                 1         1,364,770          0.15       1,364,770        1.50        6.28        117.0         68.24
Alabama                      1         1,356,840          0.15       1,356,840        1.58        6.57        117.0         79.81
Kansas                       1         1,307,700          0.15       1,307,700        1.46        8.10        234.0         74.30
Alaska                       1         1,119,948          0.13       1,119,948        1.33        7.12        116.0         74.66
                           ---      ------------        ------      ----------        ----        ----        -----         -----
TOTAL/WTD. AVG.            317      $890,585,907        100.00%     $2,809,419        1.44x       7.20%       124.3         71.46%

====================================================================================================================================

--------------------------------------------------------------------------------
                 GEOGRAPHIC DISTRIBUTION BY CUT-OFF DATE BALANCE
--------------------------------------------------------------------------------

[GRAPHIC OMITTED INDICATING PROPERTY CONCENTRATIONS ON A MAP OF THE UNITED STATES AS FOLLOWS:

           STATE                                     PERCENTAGE
           -----                                     ----------
           AK                                        0.13%
           AL                                        0.15%
           AZ                                        6.44%
           CA                                        10.47%
           CO                                        2.15%
           CT                                        0.71%
           FL                                        7.87%
           GA                                        5.24%
           ID                                        0.72%
           IL                                        3.82%
           IN                                        0.31%
           KS                                        0.15%
           KY                                        1.54%
           LA                                        0.26%
           MA                                        4.12%
           MD                                        3.77%
           ME                                        0.39%
           MI                                        0.56%
           MO                                        0.75%
           MS                                        1.00%
           NC                                        1.23%
           NJ                                        3.42%
           NM                                        0.25%
           NV                                        2.45%
           NY                                        7.29%
           OH                                        1.47%
           OK                                        1.70%
           OR                                        0.74%
           PA                                        3.58%
           RI                                        0.15%
           SC                                        0.30%
           TN                                        3.48%
           TX                                        13.01%
           UT                                        0.45%
           VA                                        2.75%
           WA                                        4.97%
           WI                                        2.02%
           WV                                        0.18%]

[GRAPHIC OMITTED INDICATING PROPERTY CONCENTRATIONS ON A PIE CHART AS FOLLOWS:

           STATE                                     PERCENTAGE
           -----                                     ----------
           Texas                                    13.01%
           California                               10.47%
           Florida                                   7.87%
           New York                                  7.29%
           Arizona                                   6.44%
           Georgia                                   5.24%
           Washington                                4.97%
           Other                                    44.71%]

--------------------------------------------------------------------------------
                         DISTRIBUTION OF PROPERTY TYPES
--------------------------------------------------------------------------------

[GRAPHIC OMITTED INDICATING PROPERTY CONCENTRATIONS ON A PIE CHART AS FOLLOWS:

           PROPERTY TYPES                            PERCENTAGE
           --------------                            ----------
           Healthcare                                3.33%
           Industrial                                8.42%
           Lodging                                   14.46%
           Multifamily                               32.47%
           Office                                    16.73%
           Retail                                    24.00%
           Self-Storage                              0.60%]

                        ---------------------------------

                                                                                                            WEIGHTED       WEIGHTED
                                                                                    WEIGHTED    WEIGHTED     AVERAGE       AVERAGE
                         NUMBER OF     CURRENT      PERCENTAGE OF   AVERAGE CUT-     AVERAGE     AVERAGE    REMAINING       CUT-OFF
                         MORTGAGE      CUT-OFF      CUT-OFF DATE      OFF DATE    UNDERWRITTEN  MORTGAGE     TERM TO       DATE LTV
PROPERTY TYPE              PROPS     DATE BALANCE      BALANCE        BALANCE         DSCR        RATE    MATURITY (MOS)    RATIO
====================================================================================================================================
Multifamily                144      $289,156,086         32.47%     $2,008,028        1.43x       7.21%       132.3         73.78%
Retail                      67       213,697,597         24.00       3,189,516        1.42        7.02        124.0         71.42
Office                      38       148,989,033         16.73       3,920,764        1.37        7.20        115.1         71.09
Lodging                     31       128,792,046         14.46       4,154,582        1.58        7.45        125.4         66.90
Industrial                  28        74,980,587          8.42       2,677,878        1.39        7.00        114.3         73.36
Healthcare                   7        29,648,648          3.33       4,235,521        1.72        7.95        115.5         66.75
Self-Storage                 2         5,321,909          0.60       2,660,955        1.49        7.03        126.7         66.53
                           ---      ------------        ------      ----------        ----        ----        -----         -----
TOTAL/WTD. AVG.            317      $890,585,907        100.00%     $2,809,419        1.44x       7.20%       124.3         71.46%

====================================================================================================================================

================================================================================
                  DISTRIBUTION OF DEBT SERVICE COVERAGE RATIOS
================================================================================

                                                                                                            WEIGHTED       WEIGHTED
APPROXIMATE RANG                                                                   WEIGHTED    WEIGHTED     AVERAGE       AVERAGE
OF CURRENT DEBT          NUMBER OF     CURRENT      PERCENTAGE OF   AVERAGE CUT-     AVERAGE     AVERAGE    REMAINING       CUT-OFF
SERVICE COVERAGE         MORTGAGE      CUT-OFF      CUT-OFF DATE      OFF DATE    UNDERWRITTEN  MORTGAGE     TERM TO       DATE LTV
RATIOS                     LOANS     DATE BALANCE      BALANCE        BALANCE         DSCR        RATE    MATURITY (MOS)    RATIO
====================================================================================================================================
1.00 - 1.10x(a)              4      $  5,632,391          0.63%     $1,408,098        1.04x       6.37%       189.9         90.82%
1.11 - 1.20                  5        12,711,340          1.43       2,542,268        1.17        7.09        146.3         68.97
1.21 - 1.30                 41       162,512,586         18.25       3,963,722        1.27        7.32        121.9         74.24
1.31 - 1.40                114       294,141,767         33.03       2,580,191        1.36        7.21        126.6         71.98
1.41 - 1.50                 61       212,291,966         23.84       3,480,196        1.45        7.15        115.3         71.95
1.51 - 1.60                 34       101,245,136         11.37       2,977,798        1.55        7.04        127.7         70.64
1.61 - 1.70                 17        37,446,223          4.20       2,202,719        1.66        7.28        129.7         65.37
1.71 - 1.80                  9        29,023,620          3.26       3,224,847        1.78        7.45        121.6         73.46
1.81 - 1.90                  3         5,160,364          0.58       1,720,121        1.87        7.39        245.4         71.12
1.91 - 2.00                  6         9,467,783          1.06       1,577,964        1.94        7.29        124.3         63.27
2.01 - 2.10                  2         3,766,988          0.42       1,883,494        2.04        8.45        117.6         64.99
2.11 - 2.20                  2         2,918,407          0.33       1,459,204        2.20        7.83        132.1         43.80
2.21 - 2.30                  1         1,985,429          0.22       1,985,429        2.21        7.50        113.0         43.07
2.51 - 5.41                  5        12,281,906          1.38       2,456,381        2.78        6.63        117.1         47.50
                           ---      ------------        ------      ----------        ----        ----        -----         -----
TOTAL/WTD. AVG.            304      $890,585,907        100.00%     $2,929,559        1.44x       7.20%       124.3         71.46%

====================================================================================================================================

(a) There are four credit tenant loans in the pool included in this range.

================================================================================
                      DISTRIBUTION OF LOAN TO VALUE RATIOS
================================================================================

                                                                                                            WEIGHTED       WEIGHTED
                                                                                   WEIGHTED    WEIGHTED     AVERAGE       AVERAGE
                         NUMBER OF     CURRENT      PERCENTAGE OF   AVERAGE CUT-     AVERAGE     AVERAGE    REMAINING       CUT-OFF
RANGE OF                 MORTGAGE      CUT-OFF      CUT-OFF DATE      OFF DATE    UNDERWRITTEN  MORTGAGE     TERM TO       DATE LTV
LOAN TO VALUE RATIOS       LOANS     DATE BALANCE      BALANCE        BALANCE         DSCR        RATE    MATURITY (MOS)    RATIO
====================================================================================================================================
15.1 - 30.0                  1      $    598,989          0.07%     $  598,989        5.41x       8.57%       118.0         17.62%
30.1 - 50.0                  9        16,296,287          1.83       1,810,699        2.16        6.95        152.4         41.79
50.1 - 60.0                 15        52,916,836          5.94       3,527,789        1.59        7.42        117.8         57.82
60.1 - 65.0                 29        85,630,418          9.62       2,952,773        1.46        7.48        117.5         63.18
65.1 - 70.0                 60       137,760,490         15.47       2,296,008        1.46        7.33        123.3         67.85
70.1 - 75.0                113       323,050,311         36.27       2,858,852        1.39        7.26        125.6         73.09
75.1 - 80.0                 67       242,940,017         27.28       3,625,970        1.41        6.98        124.7         77.96
80.1 - 85.0(a)               7        26,940,783          3.03       3,848,683        1.47        6.81        116.9         80.49
85.1 - 90.0(a)               1         1,561,882          0.18       1,561,882        1.06        6.35        180.0         89.76
90.1 - 95.0(a)               1         1,348,733          0.15       1,348,733        1.01        6.35        168.0         91.44
95.1 - 100.0(a)              1         1,541,161          0.17       1,541,161        1.06        6.41        236.0         96.32
                           ---      ------------        ------      ----------        ----        ----        -----         -----
TOTAL/WTD. AVG.            304      $890,585,907        100.00%     $2,929,559        1.44x       7.20%       124.3         71.46%

====================================================================================================================================

(a) There are four credit tenant loans in the pool in these ranges.

================================================================================
                     DISTRIBUTION OF CURRENT MORTGAGE RATES
================================================================================

                                                                                                            WEIGHTED       WEIGHTED
                                                                                   WEIGHTED    WEIGHTED     AVERAGE       AVERAGE
                         NUMBER OF     CURRENT      PERCENTAGE OF   AVERAGE CUT-     AVERAGE     AVERAGE    REMAINING       CUT-OFF
RANGE OF                 MORTGAGE      CUT-OFF      CUT-OFF DATE      OFF DATE    UNDERWRITTEN  MORTGAGE     TERM TO       DATE LTV
MORTGAGE RATES             LOANS     DATE BALANCE      BALANCE        BALANCE         DSCR        RATE    MATURITY (MOS)    RATIO
====================================================================================================================================
5.7500 - 6.0000%             4      $ 13,251,740          1.49%     $3,312,935        1.93x       5.83%       109.8         58.62%
6.0001 - 6.2500              2         4,222,799          0.47       2,111,399        1.61        6.16        117.0         73.06
6.2501 - 6.5000              9        35,617,449          4.00       3,957,494        1.38        6.41        128.3         73.42
6.5001 - 6.7500             27       101,069,475         11.35       3,743,314        1.45        6.64        118.5         75.72
6.7501 - 7.0000             64       220,378,475         24.75       3,443,414        1.41        6.89        127.6         74.33
7.0001 - 7.2500             41       159,066,299         17.86       3,879,666        1.43        7.15        118.7         70.47
7.2501 - 7.5000             45       133,586,366         15.00       2,968,586        1.46        7.38        135.2         70.60
7.5001 - 7.7500             35        85,096,000          9.56       2,431,314        1.41        7.67        116.4         68.44
7.7501 - 8.0000             36        77,088,293          8.66       2,141,341        1.42        7.90        118.7         67.93
8.0001 - 8.2500             24        29,370,225          3.30       1,223,759        1.42        8.18        142.1         68.73
8.2501 - 8.5000              9        20,294,424          2.28       2,254,936        1.60        8.35        126.1         73.19
8.5001 - 8.7500              7        10,948,337          1.23       1,564,048        1.84        8.60        119.4         60.16
9.2501 - 9.5000              1           596,025          0.07         596,025        1.28        9.25        111.0         69.31
                           ---      ------------        ------      ----------        ----        ----        -----         -----
TOTAL/WTD. AVG.            304      $890,585,907        100.00%     $2,929,559        1.44x       7.20%       124.3         71.46%

====================================================================================================================================

================================================================================
             DISTRIBUTION OF REMAINING AMORTIZATION TERM (IN MONTHS)
================================================================================

                                                                                                            WEIGHTED       WEIGHTED
                                                                                   WEIGHTED    WEIGHTED     AVERAGE       AVERAGE
RANGE OF                 NUMBER OF     CURRENT      PERCENTAGE OF   AVERAGE CUT-     AVERAGE     AVERAGE    REMAINING       CUT-OFF
AMORTIZATION TERMS       MORTGAGE      CUT-OFF      CUT-OFF DATE      OFF DATE    UNDERWRITTEN  MORTGAGE     TERM TO       DATE LTV
(MONTHS)                   LOANS     DATE BALANCE      BALANCE        BALANCE         DSCR        RATE    MATURITY (MOS)    RATIO
====================================================================================================================================
151 - 170                    3      $  7,129,922          0.80%     $2,376,641        1.16x       7.00%       169.3         78.01%
171 - 190                    9        11,370,432          1.28       1,263,381        1.45        7.10        169.4         62.06
191 - 210                    1         1,880,881          0.21       1,880,881        1.17        6.90         80.0         78.37
211 - 230                    2         2,980,109          0.33       1,490,055        1.34        7.20        215.6         71.72
231 - 250                   23        41,452,034          4.65       1,802,262        1.58        7.28        169.7         67.36
251 - 270                    5        25,657,537          2.88       5,131,507        1.45        7.93        110.7         62.65
271 - 290                   14        35,841,185          4.02       2,560,085        1.49        7.45        137.3         70.00
291 - 310                  133       308,096,700         34.59       2,316,517        1.49        7.39        120.3         69.16
331 - 360                  114       456,177,108         51.22       4,001,554        1.40        7.02        120.4         74.09
                           ---      ------------        ------      ----------        ----        ----        -----         -----
TOTAL/WTD. AVG.            304      $890,585,907        100.00%     $2,929,559        1.44x       7.20%       124.3         71.46%

====================================================================================================================================

================================================================================
                   DISTRIBUTION OF ORIGINAL TERMS TO MATURITY
================================================================================

                                                                                                            WEIGHTED       WEIGHTED
                                                                                   WEIGHTED    WEIGHTED     AVERAGE       AVERAGE
                         NUMBER OF     CURRENT      PERCENTAGE OF   AVERAGE CUT-     AVERAGE     AVERAGE    REMAINING       CUT-OFF
ORIGINAL TERM            MORTGAGE      CUT-OFF      CUT-OFF DATE      OFF DATE    UNDERWRITTEN  MORTGAGE     TERM TO       DATE LTV
TO MATURITY                LOANS     DATE BALANCE      BALANCE        BALANCE         DSCR        RATE    MATURITY (MOS)    RATIO
====================================================================================================================================
60 - 83 months               1       $  5,926,346        0.67%      $5,926,346        1.44x       7.42%        49.0         77.98%
84 - 120 months            255        772,660,454        86.76       3,030,041        1.44        7.20        113.2         71.37
121 - 180 months            25         64,298,362         7.22       2,571,934        1.43        7.15        156.1         71.38
181 - 240 months            16         27,569,563         3.10       1,723,098        1.40        7.34        230.6         72.72
241 - 360 months             7         20,131,183         2.26       2,875,883        1.50        7.25        327.0         71.30
                           ---      -------------       ------      ----------        ----        ----        -----         -----
TOTAL/WTD. AVG.            304       $890,585,907       100.00%     $2,929,559        1.44x       7.20%       124.3         71.46%

====================================================================================================================================

================================================================================
                   DISTRIBUTION OF REMAINING TERMS TO MATURITY
================================================================================

                                                                                                            WEIGHTED       WEIGHTED
                                                                                   WEIGHTED    WEIGHTED     AVERAGE       AVERAGE
                         NUMBER OF     CURRENT      PERCENTAGE OF   AVERAGE CUT-     AVERAGE     AVERAGE    REMAINING       CUT-OFF
                         MORTGAGE      CUT-OFF      CUT-OFF DATE      OFF DATE    UNDERWRITTEN  MORTGAGE     TERM TO       DATE LTV
STATED REMAINING TERM      LOANS     DATE BALANCE      BALANCE        BALANCE         DSCR        RATE    MATURITY (MOS)    RATIO
====================================================================================================================================
49 - 50 months               1      $  5,926,346          0.67%     $5,926,346        1.44x       7.42%        49.0        77.98%
71 - 90 months              11        40,011,713          4.49       3,637,428        1.40        6.92         79.0        74.51
91 - 110 months             17        77,573,579          8.71       4,563,152        1.33        7.53        108.7        71.23
111 - 120 months           229       660,149,530         74.13       2,882,749        1.47        7.18        115.8        71.05
131 - 150 months             6        23,055,679          2.59       3,842,613        1.33        6.98        139.0        77.27
151 - 170 months             3         7,129,922          0.80       2,376,641        1.16        7.00        169.3        78.01
171 - 190 months            15        30,600,276          3.44       2,040,018        1.37        7.22        173.5        69.66
211 - 230 months             2         2,980,109          0.33       1,490,055        1.34        7.20        215.6        71.72
231 - 250 months            13        23,027,571          2.59       1,771,352        1.43        7.43        236.0        71.70
271 - 353 months             7        20,131,183          2.26       2,875,883        1.50        7.25        327.0        71.30
                           ---      ------------        ------      ----------        ----        ----        -----        -----
TOTAL/WTD. AVG.            304      $890,585,907        100.00%     $2,929,559        1.44x       7.20%       124.3        71.46%

====================================================================================================================================

================================================================================
                       DISTRIBUTION OF AMORTIZATION TYPES
================================================================================

                                                                                                            WEIGHTED       WEIGHTED
                                                                                   WEIGHTED    WEIGHTED     AVERAGE       AVERAGE
                         NUMBER OF     CURRENT      PERCENTAGE OF   AVERAGE CUT-     AVERAGE     AVERAGE    REMAINING       CUT-OFF
                         MORTGAGE      CUT-OFF      CUT-OFF DATE      OFF DATE    UNDERWRITTEN  MORTGAGE     TERM TO       DATE LTV
AMORTIZATION TYPE          LOANS     DATE BALANCE      BALANCE        BALANCE         DSCR        RATE    MATURITY (MOS)    RATIO
====================================================================================================================================
Balloon                    270      $827,155,616         92.88%     $3,063,539        1.45x       7.20%       115.6         71.57%
Fully Amortizing            32        59,114,989          6.64       1,847,343        1.41        7.24        247.4         70.70
Hyperamortizing              2         4,315,302          0.48       2,157,651        1.56        7.32        117.6         60.42
                           ---      ------------        ------      ----------        ----        ----        -----         -----
TOTAL/WTD. AVG.            304      $890,585,907        100.00%     $2,929,559        1.44x       7.20%       124.3         71.46%

====================================================================================================================================

================================================================================
                      DISTRIBUTION OF PREPAYMENT PROVISIONS
================================================================================

                                                                                                            WEIGHTED       WEIGHTED
                                                                                   WEIGHTED    WEIGHTED     AVERAGE       AVERAGE
                         NUMBER OF     CURRENT      PERCENTAGE OF   AVERAGE CUT-     AVERAGE     AVERAGE    REMAINING       CUT-OFF
PREPAYMENT RESTRICTION   MORTGAGE      CUT-OFF      CUT-OFF DATE      OFF DATE    UNDERWRITTEN  MORTGAGE     TERM TO       DATE LTV
                           LOANS     DATE BALANCE      BALANCE        BALANCE         DSCR        RATE    MATURITY (MOS)    RATIO
====================================================================================================================================
Lockout/Defeasance         131      $501,235,736         56.28%     $3,826,227        1.47x       7.27%       117.0         71.47%
Lockout/Greater of YM
  or 1%(a)                 171       385,227,366         43.26       2,252,792        1.41        7.11        133.9         71.46
Lockout/Declining Fee        1         3,179,729          0.36       3,179,729        1.32        7.31        114.0         75.71
Lockout/Open                 1           943,077          0.11         943,077        1.69        8.13        112.0         52.39
                           ---      ------------        ------      ----------        ----        ----        -----         -----
TOTAL/WTD. AVG.            304      $890,585,907        100.00%     $2,929,559        1.44x       7.20%       124.3         71.46%

====================================================================================================================================

(a) Includes 1 loan with the provision "Defeasance or Greater or YM or 1%" and 3 loans with the provision "Greater of YM or Declining Fee."

================================================================================
                        DISTRIBUTION OF ORIGINATION YEARS
================================================================================

                                                                                                            WEIGHTED       WEIGHTED
                                                                                   WEIGHTED    WEIGHTED     AVERAGE       AVERAGE
                         NUMBER OF     CURRENT      PERCENTAGE OF   AVERAGE CUT-     AVERAGE     AVERAGE    REMAINING       CUT-OFF
                         MORTGAGE      CUT-OFF      CUT-OFF DATE      OFF DATE    UNDERWRITTEN  MORTGAGE     TERM TO       DATE LTV
ORIGINAL YEAR              LOANS     DATE BALANCE      BALANCE        BALANCE         DSCR        RATE    MATURITY (MOS)    RATIO
====================================================================================================================================
1998                       303      $887,444,308         99.65%     $2,928,859        1.44x        7.20%      124.4         71.50%
1997                         1         3,141,599          0.35       3,141,599        1.49         8.62       105.0         60.77
                           ---      ------------        ------      ----------        ----         ----       -----         -----
TOTAL/WTD. AVG.            304      $890,585,907        100.00%     $2,929,559        1.44x        7.20%      124.3         71.46%

====================================================================================================================================